Exhibit 10.13

Dated 21 July 2022
    Royal Caribbean Cruises Ltd.    (1)
    (the Borrower)

    KfW IPEX-Bank GmbH    (2)
    (the Facility Agent)
    KfW IPEX-Bank GmbH    (3)
    (the Hermes Agent)
    BNP Paribas Fortis SA/NV     (4)
    (the Finnvera Agent)
    The banks and financial institutions listed in Schedule 1    (5)
    (the Mandated Lead Arrangers)
    The banks and financial institutions listed in Schedule 1    (6)
    (the Lenders)

Amendment No. 6 in connection with the Credit Agreement in respect of "ICON 2" – Hull 1401

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Contents
Clause    Page

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THIS AMENDMENT NO. 6 (this Amendment) is dated 21 July 2022 and made BETWEEN:
(1)    Royal Caribbean Cruises Ltd. (a corporation organised and existing under the laws of the Republic of Liberia) (the Borrower);
(2)    KfW IPEX-Bank GmbH as facility agent (the Facility Agent);
(3)    KfW IPEX-Bank GmbH as Hermes agent (the Hermes Agent);
(4)    BNP Paribas Fortis SA/NV as Finnvera Agent (the Finnvera Agent);
(5)    The banks and financial institutions listed in Schedule 1 as initial mandated lead arranger, other mandated lead arrangers or lead arrangers (the Mandated Lead Arrangers); and
(6)    The banks and financial institutions listed in Schedule 1 as lenders (the Lenders).
WHEREAS:
(A)    The Borrower, the Facility Agent, the Hermes Agent, the Finnvera Agent, the Mandated Lead Arrangers and the Lenders are parties to a credit agreement, dated 11 October 2017, as amended and restated on 3 July 2018, as further amended by a financial covenant waiver extension consent letter dated 31 July 2020, as further amended and restated on 15 February 2021, as further amended on 22 December 2021 and as further amended and restated on 1 July 2022 (together, the Existing Credit Agreement), in respect of the vessel bearing Builder’s ICON 2 hull number 1401 (the Vessel) whereby it was agreed that the Lenders would make available to the Borrower, upon the terms and conditions therein, a US dollar loan facility calculated on the amount equal to the sum of (a) up to eighty per cent (80%) of the Contract Price (as defined in the Existing Credit Agreement) of the Vessel but which Contract Price will not exceed EUR1,740,000,000 (b) 100% of the Finnvera Premium and, if applicable, the Finnvera Balancing Premium (in each case as defined therein) and (c) 100% of the Hermes Fee (as defined therein).
(B)    Pursuant to a consent request letter dated 24 May 2022, the Borrower has requested that the Existing Credit Agreement be amended on the basis set out in this Amendment to reflect certain further amendments to the financial covenants set out in Section 7.2.4 of the Existing Credit Agreement.
(C)    In connection with the arrangements referred to in Recital (B) above, the Parties wish to amend the Existing Credit Agreement on the basis set out in this Amendment.
NOW IT IS AGREED as follows:
1    Interpretation and definitions
1.1    Definitions in the Existing Credit Agreement
(a)    Unless the context otherwise requires or unless otherwise defined in this Amendment, words and expressions defined in the Existing Credit Agreement shall have the same meanings when used in this Amendment.
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(b)    The principles of construction set out in the Existing Credit Agreement shall have effect as if set out in this Amendment.
1.2    Definitions
In this Amendment:
Amended Credit Agreement means the Existing Credit Agreement as amended in accordance with this Amendment.
Amendment Effective Date has the meaning set forth in clause 3.
Fee Letter means any letter between the Facility Agent and the Borrower setting out the fees payable in connection with this Amendment.
Finance Parties means the Facility Agent, the Hermes Agent, the Finnvera Agent, the Mandated Lead Arrangers and the Lenders.
Party means each of the parties to this Amendment.
Previous Amendment Agreement means the amendment agreement to the Existing Credit Agreement dated 22 December 2021 entered into between the Borrower and the Finance Parties, pursuant to which the Existing Credit Agreement was amended on the basis set out therein.
1.3    Third party rights
Other than Finnvera in respect of the rights of Finnvera under the Loan Documents, unless expressly provided to the contrary in a Loan Document, no term of this Amendment is enforceable under the Contracts (Rights of Third Parties) Act 1999 by any person who is not a Party.
1.4    Designation
Each of the Parties designates this Amendment as a Loan Document.
2    Amendment of the Existing Credit Agreement
In consideration of the mutual covenants in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree that, subject to the satisfaction of the conditions precedent set forth in clause 3.1, the Existing Credit Agreement shall, with effect on and from the Amendment Effective Date, be (and it is hereby) amended:
(a)    in accordance with the amendments set out in Schedule 3; and
(b)    so that Exhibit H-2 of the Existing Credit Agreement shall be deemed to have been deleted in its entirety and replaced with the form set out in Schedule 4, and (as so amended) will continue to be binding upon each of the Borrower and the Finance Parties in accordance with its terms as so amended.
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3    Conditions of effectiveness of Amended Credit Agreement
3.1    The Amended Credit Agreement shall become effective in accordance with the terms of this Amendment on the date (the Amendment Effective Date) upon which each of the following conditions has been satisfied to the reasonable satisfaction of the Facility Agent:
(a)    the Facility Agent shall have received from the Borrower:
(i)    a certificate of its Secretary or Assistant Secretary as to the incumbency and signatures of those of its officers authorised to act with respect to this Amendment and as to the truth and completeness of the attached resolutions of its Board of Directors then in full force and effect authorising the execution, delivery and performance of this Amendment, and upon which certificate the Lenders may conclusively rely until the Facility Agent shall have received a further certificate of the Secretary or Assistant Secretary of the Borrower cancelling or amending such prior certificate; and
(ii)    a Certificate of Good Standing issued by the relevant Liberian authorities in respect of the Borrower;
(b)    the Facility Agent shall have received from each Guarantor a certificate (substantially in the form set out in Schedule 4), signed by a duly authorised officer of that Guarantor:
(i)    confirming that:
(A)    the relevant Guarantor acknowledges the amendments to the Existing Credit Agreement contained in this Amendment;
(B)    the relevant Guarantee and each other Loan Document to which that Guarantor is a party shall remain and continue in full force and effect notwithstanding the amendment of the Existing Credit Agreement pursuant to this Amendment;
(C)    the relevant Guarantee shall extend to any new obligations assumed by the Borrower under the Amended Credit Agreement; and
(D)    continuing to guarantee the amended obligations of the Borrower does not cause any borrowing, guaranteeing or similar limit binding on the relevant Guarantor to be exceeded; and
(ii)    evidencing the authority of the relevant officer to execute that certificate and to provide the confirmations referred to in paragraph (i) above, together with such evidence from legal counsel to the Facility Agent as the Lenders may require as to the continued effectiveness of the Guarantees relative to the arrangements contemplated by this Amendment;
(c)    the Facility Agent shall have received a duly executed copy of the Fee Letter;
(d)    the Facility Agent shall have received evidence that all invoiced expenses of the Facility Agent, Finnvera and FEC (including the agreed fees and expenses of counsel to the Facility Agent, Finnvera and FEC) required to be paid by the Borrower pursuant to clause 6 below,
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and all other documented fees and expenses that the Borrower has otherwise agreed in writing to pay to the Facility Agent, have been paid or will be paid promptly upon being demanded;
(e)    the Facility Agent shall have received opinions, addressed to the Facility Agent (and capable of being relied upon by each Lender) from:
(i)    Watson Farley & Williams LLP, counsel to the Borrower, as to matters of Liberian law (and being issued in substantially the same form as the corresponding Liberian legal opinion issued in respect of the Previous Amendment Agreement);
(ii)    Stephenson Harwood LLP, counsel to the Facility Agent as to matters of English law (and being issued in substantially the same form as the corresponding English legal opinion issued in respect of the Previous Amendment Agreement); and
(iii)    Asianajotoimisto DLA Piper Finland Oy, counsel to the Facility Agent as to matters of Finnish law, or, where applicable, a written approval in principle (which can be given by email) by any of the above counsel of the arrangements contemplated by this Amendment and a confirmation that a formal opinion will follow promptly after the Amendment Effective Date;
(f)    the Facility Agent shall have received a final approval from each of Hermes and Finnvera in respect of the arrangements contemplated by this Amendment in a form and substance satisfactory to the Lenders;
(g)    the representations and warranties set out in clause 4 are true and correct in all material respects (except for such representations and warranties that are qualified by materiality or non-existence of a Material Adverse Effect (which shall be accurate in all respects)) as of the Amendment Effective Date;
(h)    no Event of Default or Prepayment Event shall have occurred and be continuing or would result from the amendment of the Existing Credit Agreement pursuant to this Amendment;
(i)    the Borrower shall, as required pursuant to clause 5, have provided a letter to the Facility Agent which confirms that RCL Cruises Ltd. has accepted its appointment as process agent in respect of this Amendment; and
(j)    the Facility Agent shall have received an executed copy of the amendment agreement relevant to this Amendment to the Finnvera Guarantee, entered into between Finnvera, the Guarantee Holder and FEC.
3.2    The Facility Agent shall notify the Lenders and the Borrower of the Amendment Effective Date by way of a confirmation in the form set out in Schedule 2 and such confirmation shall be conclusive and binding.
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4    Representations, Warranties and Undertakings
(a)    Each of the representations and warranties in:
(i)    Article VI of the Amended Credit Agreement (excluding Section 6.10 of the Amended Credit Agreement); and
(ii)    clause 4(b) of Amendment Number Two,
are deemed to be made by the Borrower on the date of this Amendment and the Amendment Effective Date, in each case as if reference to the Loan Documents in each such representation and warranty was a reference to this Amendment, each officer certificate referred in clause 3.1(b), and as if the Amended Credit Agreement was effective at the time of each such repetition.
(b)    In addition to the representations and warranties referred to in paragraph (a) above, the Borrower:
(i)    represents and warrants to the Facility Agent and each Lender that if and to the extent any of the Borrower’s Bank Indebtedness include a net debt to capitalisation ratio commitment and/or minimum stockholders' equity requirement, such net debt to capitalisation ratio commitment and/or minimum stockholders' equity requirement (and their definitions) are substantially aligned with the Net Debt to Capitalisation Ratio and the minimum Stockholders' Equity requirement (and their definitions) set out in the Amended Credit Agreement ignoring for this purpose, if applicable, any differences in their definitions which the Borrower in good faith considers immaterial in giving this representation and any differences arising from the application of differing governing laws applicable to any such Bank Indebtedness; and
(ii)    represents and warrants to the Facility Agent and each Lender that the Borrower is negotiating amendments to each other ECA Financing which shall, upon entry into of the relevant amendment agreement in respect of that ECA Financing, contain amendments that will be consistent with, and on the same substantive terms as, the amendments to be contained in the Amended Credit Agreement; and
(iii)    covenants and undertakes with the Facility Agent that, in relation to each amendment agreement to the finance documents in respect of each other ECA Financing containing the amendments referred to in paragraph (i) above, it will liaise with counsel to the facility agent under each such other ECA Financing to sign and lodge counterparts of such amendment agreements on the understanding that they will become effective at or around the same time as the Amendment Effective Date or, provided that all such amendment agreements shall take effect no later than 30 July 2022, promptly after the Amendment Effective Date.
5    Incorporation of Terms
The provisions of Section 11.2 (Notices), Section 11.6 (Severability) and Subsections 11.18.2 (Jurisdiction), 11.18.3 (Alternative Jurisdiction) and 11.18.4 (Service of Process) of the Existing Credit Agreement shall be incorporated into this Amendment as if set out in full in this Amendment
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and as if references in those sections to “this Agreement” were references to this Amendment and references to each Party are references to each Party to this Amendment.
6    Fees, Costs and Expenses
6.1    The Borrower shall pay to the Facility Agent (for its own account and for the account of the Lenders (as applicable)) the fees in the amounts and at the times agreed in the Fee Letters.
6.2    The payment of the above fees shall be made free and clear of any deduction, restriction or withholding and in immediately available freely transferable cleared funds to such account(s) as the Facility Agent shall notify the Borrower of in advance or, where applicable, in the relevant Fee Letter.
6.3    The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of:
(a)    the Facility Agent, Finnvera and FEC in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the documents to be delivered hereunder or thereunder; and
(b)    FEC and Finnvera and any Lender in connection with the preparation, execution, delivery and administration, modification and amendment of any security or other documents executed or to be executed and delivered as a consequence of the parties entering into this Amendment and any other documents to be delivered under this Amendment,
(including the reasonable and documented fees and expenses of counsel for the Facility Agent, FEC and Finnvera with respect hereto and thereto as agreed with the Facility Agent, FEC and Finnvera) in accordance with the terms of Section 11.3 (Payment of Costs and Expenses) of the Existing Credit Agreement and as if references in that section to the Facility Agent are references to the Facility Agent, FEC and Finnvera.
7    Counterparts
This Amendment may be executed in any number of counterparts and by the different Parties on separate counterparts, each of which when so executed and delivered shall be an original but all counterparts shall together constitute one and the same instrument. The Parties acknowledge and agree that they may execute this Amendment and any variation or amendment to the same, by electronic instrument. The Parties agree that the electronic signatures appearing on the document shall have the same effect as handwritten signatures and the use of an electronic signature on this Amendment shall have the same validity and legal effect as the use of a signature affixed by hand and is made with the intention of authenticating this Amendment, and evidencing the Parties’ intention to be bound by the terms and conditions contained herein. For the purposes of using an electronic signature, the Parties authorise each other to conduct the lawful processing of personal data of the signers for contract performance and their legitimate interests including contract management.
8    Governing Law
This Amendment, and all non-contractual obligations arising in connection with it, shall be governed by and construed in accordance with English law.
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The Parties have executed this Amendment the day and year first before written.
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Schedule 1
Finance Parties
Facility Agent
KfW IPEX-Bank GmbH
Hermes Agent
KfW IPEX-Bank GmbH
Finnvera Agent
BNP Paribas Fortis SA/NV
Initial Mandated Lead Arranger
KfW IPEX-Bank GmbH
Other Mandated Lead Arrangers
BNP Paribas Fortis SA/NV
HSBC Bank plc
HSBC Bank USA, National Association
Commerzbank AG, New York Branch
Banco Santander, S.A.
Lead Arrangers
Banco Bilbao Vizcaya Argentaria, S.A., Niederlassung Deutschland
Bayerische Landesbank, New York Branch
DZ BANK AG, New York Branch
JPMorgan Chase Bank, N.A., London Branch
SMBC Bank International plc
Lenders
Finnish Export Credit Ltd
KfW IPEX - Bank GmbH
BNP Paribas Fortis SA/NV
HSBC Bank plc
HSBC Bank USA, National Association
Commerzbank AG, New York Branch
Banco Santander, S.A.
Banco Bilbao Vizcaya Argentaria, S.A., Niederlassung Deutschland
Bayerische Landesbank, New York Branch
DZ BANK AG, New York Branch
JPMorgan Chase Bank, N.A., London Branch
SMBC Bank International plc
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Schedule 2
Form of Amendment Effective Date confirmation – Hull 1401

To:    Royal Caribbean Cruises Ltd.
To:    BNP Paribas Fortis SA/NV
"ICON 2" (Hull 1401)
We, KfW IPEX-Bank GmbH, refer to amendment no. 6 dated [] 2022 (the Amendment) relating to a credit agreement dated as of 11 October 2017 (as previously amended, supplemented and/or restated from time to time) (the Credit Agreement) made between (among others) the above named Royal Caribbean Cruises Ltd. as the Borrower, the financial institutions listed in it as the Lenders and ourselves as the Hermes Agent and the Facility Agent and BNP Paribas Fortis SA/NV as the Finnvera Agent in respect of a loan to the Borrower from the Lenders of up to the US Dollar Maximum Loan Amount (as defined in the Credit Agreement).
We hereby confirm that all conditions precedent referred to in clause 3.1 of the Amendment have been satisfied. In accordance with clause 3 of the Amendment, the Amendment Effective Date is the date of this confirmation and the amendment of the Credit Agreement in accordance with the Amendment is now effective.
Dated:                     [●] 2022

Signed: ___________________________
For and on behalf of
KfW IPEX-Bank GmbH
(as Facility Agent)

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Schedule 3
Amendments to the Existing Credit Agreement
It is acknowledged and agreed that, with effect from the Amendment Effective Date, the Existing Credit Agreement shall be amended as follows:

1    the following new definitions shall be inserted into Section 1.1 (Defined Terms) of Article 1 (Definitions and accounting terms) in alphabetical order to read:
““2.875% Converted Debt” means the aggregate amount of debt securities issued by the Borrower pursuant to the 2.875% Convertible Notes Indenture which are, in accordance with the provisions of the said 2.875% Convertible Notes Indenture, converted, or remain to be converted, into equity securities of the Borrower on the 2.875% Maturity Date.”
““2.875% Convertible Notes Indenture” means that certain Indenture, dated as of October 16, 2020, (as amended, supplemented, extended and/or otherwise modified from time to time) in respect of the $575,000,000 2.875% convertible senior notes due 2023, by and among the Borrower as issuer and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee.”
““2.875% Maturity Date” has the meaning given to the term Maturity Date in the 2.875% Convertible Notes Indentures (and being, as at the date of this Agreement, November 15, 2023).”
““4.25% Converted Debt” means the aggregate amount of debt securities issued by the Borrower pursuant to the 4.25% Convertible Notes Indenture which are, in accordance with the provisions of the said 4.25% Convertible Notes Indenture, converted, or remain to be converted, into equity securities of the Borrower on the 4.25% Maturity Date.”
““4.25% Convertible Notes Indenture” means that certain Indenture, dated as of June 9, 2020, (as amended, supplemented, extended and/or otherwise modified from time to time) in respect of the $1,150,000,000 4.250% convertible senior notes due 2023, by and among the Borrower as issuer and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee.”
““4.25% Maturity Date” has the meaning given to the term Maturity Date in the 4.25% Convertible Notes Indenture (and being, as at the date of this Agreement, June 15, 2023).” ;
2    the current definitions of “2023 Converted Debt”, “2023 Convertible Notes Indenture” and “2023 Maturity Date” in Section 1.1 (Defined Terms) of Article 1 (Definitions and accounting terms) shall be deleted in their entirety;
3    the definition of "Stockholders' Equity" in Section 1.1 (Defined Terms) of Article 1 (Definitions and accounting terms) shall be deleted in its entirety and replaced as follows to read:
““Stockholders’ Equity” means, as at any date, the Borrower’s stockholders’ equity on such date, excluding Accumulated Other Comprehensive Income (Loss), determined in accordance with GAAP and which shall, for the purposes of determining the level of Stockholders’ Equity for the purposes of assessing compliance with the financial covenant contained in Section 7.2.4 ~~c~~.:
1)    for the Fiscal Quarter ended March 31, 2023 (or, if later, the last full Fiscal Quarter to end prior to the 4.25% Maturity Date), also include the ~~2023~~ 4.25% Converted Debt in
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the amount of $1,150,000,000 as reduced by (i) the value of the ~~2023~~ 4.25% Converted Debt that the Borrower has elected to settle in cash (rather than equity) in accordance with section 14.02 of the ~~2023~~ 4.25% Convertible Notes Indenture and (ii) the value of any new equity the Borrower issues in order to settle in equity that ~~2023~~ 4.25% Converted Debt obligation;
2)    for the Fiscal Quarter ended September 30, 2023 (or, if later, the last full Fiscal Quarter to end prior to the 2.875% Maturity Date), also include the 2.875% Converted Debt in the amount of $575,000,000 as reduced by (i) the value of the 2.875% Converted Debt that the Borrower has elected to settle in cash (rather than equity) in accordance with section 14.02 of the 2.875% Convertible Notes Indenture and (ii) the value of any new equity the Borrower issues in order to settle in equity that 2.875% Converted Debt obligation; and

3)    ~~for the avoidance of doubt, when calculating the Stockholders’ Equity for the purposes of determining the Borrower’s compliance with the financial covenant in Section 7.2.4.,c. A.~~ for all periods starting after ~~December 31, 2022~~ September 30, 2022, ~~any outstanding 2023~~ the outstanding amount of the 4.25% Converted Debt and 2.875% Converted Debt (as applicable) will be accounted for as equity ~~at any time until the 2023 Maturity Date~~ (and, in the case of the 4.25% Converted Debt for the Fiscal Quarter ended March 31, 2023 (or, if later, the last full Fiscal Quarter to end prior to the 4.25% Maturity Date), in accordance with calculations set out in paragraph 1) above and, in the case of the 2.875% Converted Debt for the Fiscal Quarter ended September 30, 2023 (or, if later, the last full Fiscal Quarter to end prior to the 2.875% Maturity Date), in accordance with calculations set out in paragraph 2))~~;~~ and accordingly shall be added to Stockholders’ Equity; provided that, on and after (x) ~~from~~ the ~~2023~~ 4.25% Maturity Date, only such part of the 4.25% ~~2023~~ Converted Debt as has actually been converted into equity securities ~~by~~ and (y) the ~~2023~~ 2.875 % Maturity Date, ~~shall be included in determining the level of Stockholders’ Equity for the purposes of assessing compliance with the financial covenant contained in Section 7.2.4.c~~ only such part of the 2.875% Converted Debt as has actually been converted into equity securities, shall, in each case, be added to Stockholders’ Equity.
provided that:
a)     any non-cash charge to Stockholders’ Equity resulting (directly or indirectly) from a change after the Effective Date in GAAP or in the interpretation thereof shall be disregarded in the computation of Stockholders’ Equity such that the amount of any reduction thereof resulting from such change shall be added back to Stockholders’ Equity;
b)     any non-cash write-off to Stockholders’ Equity with respect to the Fiscal Year ended December 31, 2020 shall be disregarded in the computation of Stockholders’ Equity such that the amount of any reduction thereof resulting from such write-offs shall be added back to Stockholders’ Equity;
c)     any non-cash write-off to Stockholders’ Equity with respect to the Fiscal Year ended December 31, 2021 or December 31, 2022 (excluding any such write-offs to goodwill with respect to either such Fiscal Year) shall be disregarded in the computation of Stockholders’ Equity such that the amount of any reduction thereof resulting from such write-off shall be added back to Stockholders’ Equity; provided that the aggregate amount of such write-offs added back to
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Stockholders’ Equity pursuant to this clause (c) shall not exceed the greater of (i) 10.0% of the total assets of the Borrower and its Subsidiaries taken as a whole as determined in accordance with GAAP as at the last day of the most recently ended Fiscal Quarter and (ii) $3,000,000,000;
d)     any non-cash write-off to such part of the Borrower’s goodwill as existed on the Borrower’s balance sheet as of December 31, 2020 (namely $809,480,000) in respect of the Fiscal Years ended December 31, 2021, December 31, 2022, December 31, 2023 and December 31, 2024, shall be disregarded in the computation of Stockholders’ Equity such that the amount of any reduction thereof resulting from such write-offs shall be added back to Stockholders’ Equity; ~~and~~
e)     the impact, as determined in accordance with GAAP, on the computation of Stockholders’ Equity of one-time expenses (including, without limitation, prepayment penalties) related to the refinancing of secured or guaranteed Debt Incurrence in respect of the Fiscal Quarters commencing on and from March 31, 2020 shall be disregarded in the computation of Stockholders’ Equity such that the amount of any reduction thereof resulting from such expenses shall be added back to Stockholders’ Equity; and
f)    “net loss attributable to Royal Caribbean Cruises Ltd.” (but excluding any net loss associated with an impairment or write-off added back pursuant to clause (b), clause (c), ~~or~~ clause (d) or clause (e) above), determined in accordance with GAAP as shown in the Borrower’s consolidated statement of comprehensive (loss) income, attributable to the Fiscal Years ending December 31, 2021 and December 31, 2022 shall be added back to Stockholders’ Equity; provided that the aggregate amount added back to Stockholders’ Equity pursuant to clause (c) above and this clause ~~(e)~~(f) shall not exceed $4,500,000,000, and provided further that unless the Borrower, the Facility Agent, the Finnvera Agent (acting upon the instructions of Finnvera) and the Hermes Agent (acting upon the instructions of Hermes) have agreed otherwise in writing:
(i)     if, by no later than the date (the “Add Back End Date”) falling 30 days after the end of the Fiscal Quarter ending June 30, 2025, each of Hermes and Finnvera has issued its written consent (the “Add Back Transition Consent”) to the arrangements set out below, the aggregate amount of the add backs made pursuant to paragraphs (b) to ~~(e)~~(f) above shall automatically be reduced successively by 25 per cent of such aggregate amount in the last Fiscal Quarter of each of the four (4) Fiscal Years commencing January 1, 2025 so as to reduce to zero any such add backs by, and in the assessment of, the Fiscal Year ended December 31, 2028; and
(ii)     if Hermes or Finnvera have not issued the Add Back Transition Consent by the Add Back End Date, with effect from the Add Back End Date the add backs set out in paragraphs (b) to ~~(e)~~(f) above shall be removed and accordingly the add backs set out in paragraphs (b) to ~~(e)~~(f) above shall be reduced to zero for the purposes of, and in the assessment of, the Fiscal Quarter ending September 30, 2025, and any Fiscal Quarter and Fiscal Year occurring thereafter.
For the avoidance of doubt:
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(A)    no item added back to Stockholders’ Equity pursuant to paragraphs (b) to ~~(e)~~(f) above shall be added back pursuant to any other clause, section or paragraph of this Agreement. For the purposes of paragraphs (i) and (ii) above, where each of Hermes and Finnvera issues the Add Back Transition Consent the Hermes Agent and the Finnvera Agent shall communicate such consent of Hermes and Finnvera respectively promptly to the other parties to this Agreement; and
(B)    for the purposes of this Agreement, and notwithstanding any amendment, supplement or other modification to the 4.25% Convertible Notes Indenture or the 2.875% Convertible Notes Indenture the maximum amount of 4.25% Converted Debt and 2.875% Converted Debt shall, subject to the reductions referred to in paragraphs 1) and 2) above, at no time exceed $1,150,000,000 and $575,000,000 (respectively).” ; and
4    Section 7.2.4. (Financial Condition) of Article VII (Covenants) (but excluding Sections 7.2.4.(A) – (C) inclusive) shall be deleted in its entirety and replaced as follows to read:
"SECTION 7.2.4. Financial Condition. The Borrower will not permit:

a.    Net Debt to Capitalization Ratio, as at the end of any Fiscal Quarter, to be greater than the applicable level set forth in the table below (the “NDCR Table”) opposite such Fiscal Quarter under the below heading “Net Debt to Capitalization Ratio”:

Fiscal Quarter Ending	Net Debt to Capitalization Ratio*
December 31, 2022	0.750 to 1 (for financial reporting purposes only)
March 31, 2023	~~0.725~~ 0.725 to 1
June 30, 2023	~~0.700~~ 0.725 to 1
September 30, 2023	~~0.675~~ 0.700 to 1
December 31, 2023	~~0.650~~ 0.700 to 1
March 31, 2024	0.700 to 1
June 30, 2024	0.700 to 1
September 30, 2024	0.675 to 1
December 31, 2024	0.650 to 1
March 31, 202~~4~~5 and thereafter	0.625 to 1

Provided however that unless the Borrower, the Facility Agent, the Finnvera Agent (acting upon the instructions of Finnvera) and the Hermes Agent (acting upon the instructions of Hermes) have agreed otherwise in writing, if each of Hermes and Finnvera has issued its written consent (the “NDCR Adjustment Consent”) to the adjustment of the figures in the NDCR Table as set out below, the figures in the NDCR Table shall automatically be adjusted and replaced with effect from the date of the NDCR Adjustment Consent so as to read as follows as set out in the table below (the “Further Revised NDCR Table”):
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Fiscal Quarter Ending	Net Debt to Capitalization Ratio~~*~~
December 31, 2022	0.750 to 1 (for financial reporting purposes only)
March 31, 2023	0.750 to 1
June 30, 2023	0.750 to 1
September 30, 2023	0.750 to 1
December 31, 2023	0.750 to 1
March 31, 2024	0.725 to 1
June 30, 2024	0.700 to 1
September 30, 2024	0.675 to 1
December 31, 2024	0.650 to 1
March 31, 202~~4~~5 and thereafter	0.625 to 1

and accordingly with effect from the date of the NDCR Adjustment Consent the Borrower will instead not permit the Net Debt to Capitalization Ratio, as at the end of any Fiscal Quarter, to be greater than the applicable level set forth in the Further Revised NDCR Table. Where each of Hermes and Finnvera issues the NDCR Adjustment Consent the Facility Agent shall communicate such consent promptly to the other parties to this Agreement;
b.     the Fixed Charge Coverage Ratio to be less than 1.25 to 1 as at the last day of any Fiscal Quarter; and

c.    if, at any time, the Senior Debt Rating of the Borrower is less than Investment Grade, as given by both Moody's and S&P, Stockholders' Equity to be less than, as at the last day of any Fiscal Quarter, the sum of (i) ~~$4,150,000,000~~ the applicable Starting Threshold plus (ii) 50% of the consolidated net income of the Borrower and its Subsidiaries for the period commencing on January 1, 2007 and ending on the last day of the Fiscal Quarter most recently ended (treated for these purposes as a single accounting period, but in any event excluding any Fiscal Quarters for which the Borrower and its Subsidiaries have a consolidated net loss).

For the purposes of this paragraph c., “Starting Threshold” shall mean, for the Fiscal Quarter:

i.    up to and ending on March 31, 2023, $3,000,000,000;
ii.    ending on June 30, 2023, $3,250,000,000;
iii.    ending on September 30, 2023, $3,500,000,000;
iv.    ending on December 31, 2023, $3,750,000,000;
Europe\71378997.1    14

v.    ending on March 31, 2024, $4,000,000,000; and
vi.    ending on June 30, 2024 and for each Fiscal Quarter falling after June 30, 2024, $4,150,000,000.
In connection with the determination of Stockholders’ Equity for the Fiscal Quarter ended March 31, 2023 or, if later, the last full Fiscal Quarter to end prior to the 4.25% Maturity Date, the Borrower hereby undertakes that it will act in good faith and will provide to the Facility Agent no later than March 25, 2023 or, if later, no later than 6 days prior to the end of the last full Fiscal Quarter to end prior to the 4.25% Maturity Date written confirmation of the actual amount of 4.25% Converted Debt it has elected to settle (i) in equity, (ii) in cash and (iii) in cash generated from equity issued for the purpose of settling the 4.25% Converted Debt obligation in cash, together with copies of all notices of conversion provided to the noteholders pursuant to section 14.02 of the 4.25% Convertible Notes Indenture.
In connection with the determination of Stockholders’ Equity for the Fiscal Quarter ended September 30, 2023 or, if later, the last full Fiscal Quarter to end prior to the 2.875% Maturity Date, the Borrower hereby undertakes that it will act in good faith and will provide to the Facility Agent no later than September 24, 2023 or, if later, no later than 6 days prior to the end of the last full Fiscal Quarter to end prior to the 2.875% Maturity Date written confirmation of the actual amount of 2.875% Converted Debt it has elected to settle (i) in equity, (ii) in cash and (iii) in cash generated from equity issued for the purpose of settling the 2.875% Converted Debt obligation in cash, together with copies of all notices of conversion provided to the noteholders pursuant to section 14.02 of the 2.875% Convertible Notes Indenture.”

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Schedule 4
Form of Second Finnvera Guarantee

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Schedule 5
Form of Guarantor Confirmation Certificate
[Insert name of relevant Guarantor here]

GUARANTOR’S CERTIFICATE

_______________, 2022

This Certificate is delivered on behalf of [Insert name of relevant Guarantor here] (the Guarantor), a [company][corporation] incorporated in [●].

[I][We], [insert name of the authorized officers/directors], the undersigned, in [my][our] capacity as [[a] duly authorized officer[s]] [or][director] of the Guarantor and not in any individual capacity, do hereby confirm in relation to the Agreements (each as more particularly defined in Schedule 1 of this Certificate) as follows:

1.    Unless otherwise defined in this Certificate, words and expressions defined in the Agreements shall have the meanings when used in this Certificate.

2.    The Guarantor is a guarantor under each Agreement.

3.    [I][We] hereby acknowledge on behalf of the Guarantor that each Agreement shall be amended or, as the case may be, amended and restated pursuant to an amendment agreement (each a Vessel Loan Amendment) in order to record the agreement of the respective parties to an amendment of the existing financial covenants and their application (whether or not applicable to some or all of the net debt to capitalisation ratio and/or the minimum stockholders' equity level) for the purposes of amending some or all of (i) the improvement of the level of net debt to capitalisation ratio and (ii) the basis upon which the minimum stockholders' equity shall be determined and tested under some or all of the Agreements, and further to make any other changes to such Agreements and to enter into or amend any other agreements to the extent deemed appropriate by the Borrower.

4.    This Certificate is one of the “certificates” required to be provided pursuant to clause 3.1(b) of each Vessel Loan Amendment and in the context of the requirements of clause 3.1(b) of each Vessel Loan Amendment, [I][we] hereby further acknowledge and confirm on behalf of the Guarantor the following:

a.    the amendments contemplated in the Vessel Loan Amendment for each Agreement and the contents thereof are acknowledged;

b.    the Guarantee given by the Guarantor in each Agreement and each other Loan Document or Finance Document, as the case may be (as defined in each such Agreement) to which the Guarantor is a party shall remain and continue in full force and effect notwithstanding the amendment of each such Agreement pursuant to the Vessel Loan Amendment applicable to it;

Europe\71378997.1    17

c.    the Guarantee given by the Guarantor in each Agreement shall extend to any new obligations assumed by the Borrower under such Agreement as amended by the Vessel Loan Amendment applicable to it; and

d.    continuing to guarantee the amended obligations of the Borrower under the Agreements as amended by the Vessel Loan Amendment applicable to it does not cause any borrowing, guaranteeing or similar limit binding on the Guarantor to be exceeded.

5.    [I][we] hereby confirm that:

a.     the copy of the certificate or articles of incorporation, formation or organization or other comparable organizational document of the Guarantor (collectively, the Organizational Documents); and

b.    the by-laws or operating, management or similar agreements of the Guarantor (collectively, the Operating Documents),

in each case, appended to the Secretary’s Certificate dated [18 December 2020][21 April 2021]1 (the Original Secretary’s Certificate) remain true and correct on the date of this Certificate and have not been amended, modified or revoked and remain in full force and effect.
6.    [I][we] hereby represent and warrant on behalf of the Guarantor that [I][we] have the authority to sign this Certificate as evidenced by Schedule […] of the Original Secretary’s Certificate (the Authorization). The Authorization has not been modified or rescinded and remains in full force and effect.

7.    [The Guarantor does not have its management or control in Liberia nor does it undertake any business activity in Liberia.

8.    Less than a majority of the shareholders of the Guarantor hereto by vote or value are resident in Liberia.]2

9.    This Certificate shall be governed by and construed in accordance with New York law.

[Signature Pages Follow]

1 18 December 2020 applies to all Guarantors save for RCL New Vessel Holding Company LLC
2 Paragraphs 7 and 8 to be included in the Certificate for RCL Cruise Holdings LLC, RCI Holdings LLC and RCL New Vessel Holding Company LLC only as Liberian entities.
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IN WITNESS WHEREOF, I have set my hand hereto this _____ day of , 2022.

            ___________________________
            [insert name]
[state the signatory’s office]

            [___________________________
            [insert name]
[state the signatory’s office]]

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Schedule 1
Agreements
[for each Guarantor’s Certificate, include only those Facility Agreements [and Novation Agreements] in respect of which such entity is a Guarantor]
FACILITY AGREEMENTS

OASIS CLASS
1.    Oasis of the Seas: Facility agreement dated as of May 7, 2009 (as amended, supplemented and restated from time to time) in respect of the passenger cruise vessel m.v. “Oasis of the Seas” entered into between, amongst others, RCCL as borrower and the BNP Paribas Fortis S.A./N.V. as Administrative Agent pursuant to which the Lenders agreed to advance (and have advanced) to RCCL as borrower an aggregate amount not exceeding the aggregate of $840,000,000 and Euro 159,429,092.

2.    Harmony of the Seas:

a.    Facility agreement dated 9 July 2013 (as amended, supplemented and restated from time to time) entered into between, amongst others, RCCL as borrower, Société Générale as the Facility Agent (SocGen Facility Agent) and the banks and financial institutions listed therein as Lenders in relation to a Euro term loan facility in respect of the passenger cruise vessel m.v. “Harmony of the Seas” (ex Hull A.34); and

b.    Facility agreement dated 15 April 2014 (as amended, supplemented and restated from time to time) entered into between, amongst others, RCCL as borrower, the SocGen Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a US Dollar term loan facility in respect of m.v. “Harmony of the Seas” (ex Hull A.34).

3.    Symphony of the Seas: Facility agreement dated 30 January 2015 (as amended, supplemented and restated from time to time) entered into between, amongst others, RCCL as borrower, Citibank Euro Plc, UK Branch as the Facility Agent (Citi Facility Agent) and the banks and financial institutions listed therein as Lenders in relation to a US term loan facility in respect of the passenger cruise vessel m.v. “Symphony of the Seas” (ex Hull B.34).

4.    Wonder of the Seas: Facility agreement dated 24 July 2017 (as novated, amended and restated pursuant to a novation agreement dated 24 July 2017, as further amended and restated from time to time) entered into between, amongst others, RCCL as borrower, the Citi Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility in respect of m.v. “Wonder of the Seas” (ex Hull C34).

QUANTUM CLASS
1.    Quantum of the Seas: Facility agreement dated 8 June 2011 (as amended, supplemented and restated from time to time) in respect of m.v. “Quantum of the Seas” (builder’s hull no. S-697) entered into between, amongst others, RCCL as borrower, KfW IPEX-Bank GmbH as Hermes agent (in this capacity, the Hermes Agent), KfW IPEX-Bank GmbH as facility agent (in this capacity, the Facility Agent) and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of eighty per cent. (80%) of the Contract Price and one hundred per cent (100%) of the Hermes Fee (as such terms are defined therein).

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2.    Anthem of the Seas: Facility agreement dated 8 June 2011 (as amended, supplemented and restated from time to time) in respect of m.v. “Anthem of the Seas” (builder’s hull no. S-698) entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of eighty per cent. (80%) of the Contract Price and one hundred per cent (100%) of the Hermes Fee (as such terms are defined therein).

3.    Ovation of the Seas: Facility agreement dated 31 March 2016 (as amended, supplemented and restated from time to time) in respect of m.v. “Ovation of the Seas” (builder’s hull no. S-699) entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of eighty per cent. (80%) of the Contract Price and one hundred per cent (100%) of the Hermes Fee (as such terms are defined therein).

4.    Spectrum of the Seas: Facility agreement dated 13 November 2015 (as amended, supplemented and restated from time to time) in respect of m.v. “Spectrum of the Seas” (builder’s hull no. S-700) entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of eighty per cent. (80%) of the Contract Price and one hundred per cent (100%) of the Hermes Fee (as such terms are defined therein),

5.    Odyssey of the Seas: A facility agreement dated 13 November 2015 (as amended from time to time including by an amendment agreement dated 30 April 2020) in respect of m.v. "Odyssey of the Seas" (builder's hull no. S-713) entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of eighty per cent. (80%) of the Contract Price and one hundred per cent (100%) of the Hermes Fee (as such terms are defined therein).

SOLSTICE CLASS

1.    Celebrity Solstice: Facility agreement dated 7 August 2008 (as amended from time to time, including by way of a supplemental agreement dated 23 April 2020) in respect of m.v. “Celebrity Solstice” (builder’s hull no. S-675) entered into between, amongst others, RCCL as borrower, the Hermes Agent, KfW IPEX-Bank GmbH as administrative agent (in this capacity, the Administrative Agent) and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of €412,000,000.

2.    Celebrity Equinox: Facility agreement dated 15 April 2009 (as amended, supplemented and restated from time to time) in respect of m.v. “Celebrity Equinox” (builder’s hull no. S-676) entered into between, amongst others, Royal Caribbean Cruises Ltd. (RCCL) as borrower, KFW IPEX-Bank GmbH as the Hermes Agent (in this capacity, the Hermes Agent), the Administrative Agent (in this capacity, the Administrative Agent) and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of €412,000,000.

3.    Celebrity Eclipse: Facility agreement dated 26 November 2009 (as amended, supplemented and restated from time to time) in respect of m.v. “Celebrity Eclipse” (builder’s hull no. S-677) entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Administrative Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of €420,000,000.

4.    Celebrity Silhouette: Facility agreement dated 27 February 2009 (as amended from time to time, including by way of a supplemental agreement dated 22 April 2020) in respect of m.v. “Celebrity Silhouette” (builder’s hull no. S-679) entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Administrative Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of €444,000,000.

5.    Celebrity Reflection: Facility agreement dated 19 December 2008 (as amended from time to time, including by way of a supplemental agreement dated 8 April 2020) in respect of m.v.
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“Celebrity Reflection” (builder’s hull no. S-691) entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Administrative Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of €485,600,000.

EDGE CLASS

1.    Celebrity Edge: Facility agreement dated 22 June 2016 (as novated, amended and restated pursuant to a novation agreement dated 22 June 2016, as further amended and restated from time to time) entered into between, amongst others, RCCL as borrower, the Citi Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a US Dollar term loan facility in respect of m.v. “Celebrity Edge” (ex Hull J34).

2.    Celebrity Apex: Facility agreement dated 22 June 2016 (as novated, amended and restated pursuant to a novation agreement dated 22 June 2016, as further amended and restated from time to time) entered into between, amongst others, RCCL as borrower, the Citi Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a US Dollar term loan facility in respect of m.v. “Celebrity Apex” (ex Hull K34).

3.    Celebrity Beyond: Facility agreement dated 24 July 2017 (as novated, amended and restated pursuant to a novation agreement dated 24 July 2017, as further amended and restated from time to time) entered into between, amongst others, RCCL as borrower, the Citi Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility in respect of m.v. “Celebrity Beyond” (ex Hull L34).

ICON CLASS
1.    ICON 1: Facility agreement dated 11 October 2017 (as amended from time to time) in respect of the passenger cruise vessel with builder’s hull no. 1400 entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of eighty per cent. (80%) of the Contract Price and one hundred per cent (100%) of the Hermes Fee, the Finnvera Premium and (if applicable) the Finnvera Balancing Premium (as such terms are defined therein).

2.    ICON 2: Facility agreement dated 11 October 2017 (as amended from time to time) in respect of the passenger cruise vessel with builder’s hull no. 1401 entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of eighty per cent. (80%) of the Contract Price and one hundred per cent (100%) of the Hermes Fee, the Finnvera Premium and (if applicable) the Finnvera Balancing Premium (as such terms are defined therein).

3.    ICON 3: Facility agreement dated 18 December 2019 (as amended from time to time) in respect of the passenger cruise vessel with builder’s hull no. 1402 entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of eighty per cent. (80%) of the Contract Price and one hundred per cent (100%) of the Hermes Fee, the Finnvera Premium and (if applicable) the Finnvera Balancing Premium (as such terms are defined therein).

SILVERSEA SHIPS

1.    Evolution 1: Facility agreement dated as of 19 September 2019 (as amended from time to time) in respect of the passenger cruise vessel with builder's hull no. S-719 entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of eighty per cent (80%) of the Contract Price and one hundred per cent (100%) of the Hermes Fee (as such terms are defined therein).

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2.    Evolution 2: Facility agreement dated as of 19 September 2019 (as amended from time to time) in respect of the passenger cruise vessel with builder's hull no. S-720 entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of eighty per cent (80%) of the Contract Price and one hundred per cent (100%) of the Hermes Fee (as such terms are defined therein).

The facility agreements listed in this Schedule 1, the Agreements.

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SIGNATORIES
Amendment No. 6 in respect of Hull 1401
Borrower
Royal Caribbean Cruises Ltd.    )
Name: Konstantina Kyprianidou    ) /s/ KONSTANTINA KYPRIANIDOU
Title: Attorney-in-fact    )

Facility Agent
KfW IPEX-Bank GmbH    )
Name: Claudia Coenenberg and    ) /s/ CLAUDIA COENENBERG
Ole Christian Sande    ) /s /OLE CHRISTIAN SANDE
Title: Director and Assistant Vice President    )

Hermes Agent
KfW IPEX-Bank GmbH    )
Name: Claudia Coenenberg and    ) /s/ CLAUDIA COENENBERG
Ole Christian Sande    ) /s /OLE CHRISTIAN SANDE
Title: Director and Assistant Vice President    )

Finnvera Agent
BNP Paribas Fortis SA/NV    )
Name: Sophie Evrard and     ) /s/SOPHIE EVRARD
Helena Dziewaltowska    ) /s/ HELENA DZIEWALTOWSKA
Title: Account Manager and Director    )

Initial Mandated Lead Arranger
KfW IPEX-Bank GmbH    )
Name: Claudia Coenenberg and    ) /s/ CLAUDIA COENENBERG
Ole Christian Sande    ) /s /OLE CHRISTIAN SANDE
Title: Director and Assistant Vice President    )

Europe\71378997.1Amendment No. 6 in respect of Hull 1401

Other Mandated Lead Arrangers
BNP Paribas Fortis SA/NV    )
Name: Sophie Evrard and     ) /s/SOPHIE EVRARD
Helena Dziewaltowska    ) /s/ HELENA DZIEWALTOWSKA
Title: Account Manager and Director    )

HSBC Bank plc    )
Name: Philip E Lewis    ) /s/ PHILIP E LEWIS
Title: Managing Director    )

HSBC Bank USA, National Association    )
Name: Karun Chopra    ) /s/ KARUN CHOPRA
Title: No.23341, Director, Real Assets Finance    )

Commerzbank AG, New York Branch    )
Name: Giovanni Baldini and Majed Roz    ) /s/ GIOVANNI BALDINI
Title: Managing Director and Director    ) /s/ MAJED ROZ

Banco Santander, S.A.    )
Name: Christina Martinez Carbajal and     ) /s/ CHRISTINA MARTINEZ CARBAJAL
Jose Luis Vicent    ) /s/ JOSE LUIS VICENT
Title: S.V.P. and Executive Director    )

Lead Arrangers
Banco Bilbao Vizcaya Argentaria, S.A.,    )
Niederlassung Deutschland    )
Name: Inigo de Urquiza Torres and    ) /s/ INIGO DE URQUIZA TORRES
Luz Barroso Garcia    ) /s/ LUZ BARROSO GARCIA
Title: Authorised Signatory and    )
Authorised Signatory     )

Europe\71378997.1Amendment No. 6 in respect of Hull 1401

Bayerische Landesbank, New York Branch    )
Name: Gina Sandella and Varbin Staykoff    ) /s/ GINA SANDELLA
Title: Vice President and Senior Director    ) /s/ VARBIN STAYKOFF

DZ BANK AG, New York Branch    )
Name: Steffen Philipp and Maximilian Bös    ) /s/ STEFFEN PHILIPP
Title: Senior Vice President/ Vice President    ) /s/ MAXIMILIAN BÖS

JPMorgan Chase Bank, N.A.,    )
London Branch    )
Name: Francois Turpault    ) /s/ FRANCOIS TURPAULT
Title: Vice President    )

SMBC Bank International plc    )
Name: Alpa Shah and Masao Yokoyama    ) /s/ ALPA SHAH
Title: Authorised Signatory and    ) /s/ MASAO YOKOYAMA
Authorised Signatory    )

Lenders
Finnish Export Credit Ltd    )
Name: Anita Muona    ) /s/ ANITA MUONA
Title: Managing Director    )

KfW IPEX-Bank GmbH    )
Name: Claudia Coenenberg and    ) /s/ CLAUDIA COENENBERG
Ole Christian Sande    ) /s /OLE CHRISTIAN SANDE
Title: Director and Assistant Vice President    )

BNP Paribas Fortis SA/NV    )
Name: Sophie Evrard and     ) /s/SOPHIE EVRARD
Helena Dziewaltowska    ) /s/ HELENA DZIEWALTOWSKA
Title: Account Manager and Director    )

Europe\71378997.1Amendment No. 6 in respect of Hull 1401

HSBC Bank plc    )
Name: Philip E Lewis    ) /s/ PHILIP E LEWIS
Title: Managing Director    )

HSBC Bank USA, National Association    )
Name: Karun Chopra    ) /s/ KARUN CHOPRA
Title: No.23341 Director, Real Assets Finance    )

Commerzbank AG, New York Branch    )
Name: Giovanni Baldini and Majed Roz    ) /s/ GIOVANNI BALDINI
Title: Managing Director and Director    ) /s/ MAJED ROZ

Banco Santander, S.A.    )
Name: Christina Martinez Carbajal and     ) /s/ CHRISTINA MARTINEZ CARBAJAL
Jose Luis Vicent    ) /s/ JOSE LUIS VICENT
Title: S.V.P. and Executive Director    )

Banco Bilbao Vizcaya Argentaria, S.A.,    )
Niederlassung Deutschland    )
Name: Inigo de Urquiza Torres and    ) /s/ INIGO DE URQUIZA TORRES
Luz Barroso Garcia    ) /s/ LUZ BARROSO GARCIA
Title: Authorised Signatory and    )
Authorised Signatory     )

Bayerische Landesbank, New York Branch    )
Name: Gina Sandella and Varbin Staykoff    ) /s/ GINA SANDELLA
Title: Vice President and Senior Director    ) /s/ VARBIN STAYKOFF

DZ BANK AG, New York Branch    )
Name: Steffen Philipp and Maximilian Bös    ) /s/ STEFFEN PHILIPP
Title: Senior Vice President and Vice President    ) /s/ MAXIMILIAN BÖS

JPMorgan Chase Bank, N.A.,    )
London Branch    )
Name: Francois Turpault    ) /s/ FRANCOIS TURPAULT
Title: Vice President    )
Europe\71378997.1Amendment No. 6 in respect of Hull 1401

SMBC Bank International plc    )
Name: Alpa Shah and Masao Yokoyama    ) /s/ ALPA SHAH
Title: Authorised Signatory and    ) /s/ MASAO YOKOYAMA
Authorised Signatory    )

Europe\71378997.1Amendment No. 6 in respect of Hull 1401